Figure 2. Azenosertib Is a Selective WEE1 Inhibitor and Modulates WEE1‑Dependent Pathways in Cancer Cell Lines -10 -8 -6 0 0 0 0.1 0.3 1 0 0. 2 0. 5 1 2 0 0. 01 0. 02 5 0. 05 0. 1 1 2 3 4 5 6 7 8 9 10 11 Dose (µM) Dose (µM) p-CDK1 (Y15)Target engagement CDK1 Cyclin E1 Cyclin B1 pS10-HH3 pS345-CHK1 γH2AX (S139) Cleaved Caspase-3 (D175) Vinculin Lane p-TCTP (S64) TCTP WEE1 p-CDK1 (Y15) Vinculin 20 40 60 80 100 120 Log [Compound (M)] Azenosertib Azenosertib A-427 (lung) BI-2536 (PLKi) N or m al iz ed BR ET Re sp on se (% ) 0 0.1 0.3 1 Azenosertib OVCAR3 (ovarian) DDR Apoptosis Cell cycle Azenosertib BI-2536 (PLKi) A B C D A. Representation of the selective kinase IC50 of azenosertib and adavosertib determined by the FRET‑based Ź‑LYTE assay (Thermo Fisher). Data extracted from Huang et al. J Med Chem. 2021.10 B. Dose‑response binding curves for azenosertib and BI‑2536 using the PLK1 nanoBRET binding assay in HEK293 cells (Promega). C. Inhibitory activity was evaluated by quantitation of p‑CDK1 (Y15) for WEE1 and p‑TCTP (S64) for PLK1. MDA‑MD‑231 cells were synchronized in the G2/M phase with 100 nM nocodazole for 8 h prior to treatment with azenosertib or BI‑2536, in dose response for 16 h. Protein expression was detected using the JESS Simple Western™ instrument (Bio‑Techne). Lane 1 contains asynchronous cell lysate. Lanes 2‑11 cells were synchronized with nocodazole and treated with DMSO, increasing amounts of azenosertib (lanes 2‑6) or BI‑2536 (lanes 7‑11). D. A‑427 and OVCAR3 cells were treated with DMSO or increasing amounts of azenosertib (0.1, 0.3, 1 μM) for 16 h and proteins were detected from cell lysates using the ProteinSimple Jess Western blot system (Bio‑Techne). Figure 3. Azenosertib Causes DNA Damage and Premature Mitotic Entry in Cancer Cells 0.00 0.25 0.50 0.75 1.00 Fr ac ti on o f c el ls Azenosertib resistant Azenosertib sensitive KURAMOCHI MDA-MB-231 NCI-H1048 OVCAR3 0.00 0.05 0.10 0.15 0.20 0.25 DMSO Fr ac ti on o f p H H 3+ c el ls Azenosertib DMSO Azenosertib DMSO Azenosertib DMSO KURAMOCHI MDA-MB-231 NCI-H1048 OVCAR3 Azenosertib DMSO Azenosertib DMSO Azenosertib DMSO Azenosertib DMSO Azenosertib KURAMOCHI MDA-MB-231 NCI-H1048 OVCAR3 S G 2/M −2 0 2 4 −2 0 2 4 −2 0 2 4 −2 0 2 4 −2.5 0.0 2.5 5.0 −2.5 0.0 2.5 5.0 pHH3 normalized expression γH 2A x no rm al iz ed e xp re ss io n 54% 37% 52% 31% 25% 11% 46% 35% 2% 9% 1% 24% 1% 24% 2% 21% 28% 34% 34% 23% 32% 22% 29% 23% 15% 20% 13% 22% 42% 43% 23% 21% G1 Cell Cycle Phase Edu-S S G2/M G1 Cell Cycle Phase Edu-S S G2/M pHH3−γH2Ax− pHH3−γH2Ax+ pHH3+γH2Ax− pHH3+γH2Ax+ A B C D A. Cell cycle cytometric analysis of azenosertib resistant lines Kuramochi (HGSOC) and MDA‑MB‑231 (BrCa), and azenosertib sensitive lines NCI‑H1048 (NSCLC) and OVCAR3 (HGSOC) with treatment for 24 h with DMSO or 1µM azenosertib. The % distribution of the cell cycle phases (G1, S, G2/M) and replication state (Edu‑ S) across cell lines and treatment conditions are represented by colored bars. B. Prevalence of pHH3+ cells in each cell line, according to treatment and cell cycle phases. C. Distribution of azenosertib treated cells according to pHH3 (x‑axis) and γH2Ax (y‑axis) expression levels across 4 cell lines (columns) and according to their cell cycle phases (rows). Each cell pHH3 status (gray scale) and γH2Ax (blue scale) is indicated. D. Distribution of cells according to γH2Ax status in both treatment conditions (A) or in azenosertib treated cells in different cell cycle phase (B) or mitotic (C) context for each cell lines. Figure 4. Azenosertib Demonstrates Broad‑Spectrum Antitumor Activity and Tolerability Across Many Solid Tumor Models 0 5 10 15 20 25 30 -20 -10 0 10 20 Days post-treatment M ea n ∆ BW ± S EM (m m 3 ) 0 5 10 15 20 25 -20 -10 0 10 20 Days post-treatment M ea n ∆ BW ± S EM (m m 3 ) 0 10 20 30 40 -20 -10 0 10 20 Days post-treatment M ea n ∆ BW ± S EM (m m 3 ) 0 5 10 15 20 25 30 -20 -10 0 10 20 Days post-treatment M ea n ∆ BW ± S EM (m m 3 ) D os e TP 53 CC N E1 RB 1 PI K3 CA FB XW 7 KR A S BR A F ST K1 1 ZR−75−1 HCC1806 MDA−MB−231 T47D MDA−MB−436 JIMT−1 HCC1569 MDA−MB−468 HCC1937 SUM149PT HCC1428 MCF−7 HT−29 LS513 COLO 205 SW403 SW620 SW1463 LS411N LoVo SW837 SW1116 SK−MES−1 NCI−H1299 H1975 SW1573 Calu−6 NCI−H1944 NCI−H358 NCI−H23 PC−9 Calu−3 NCI−H1755 A−427 NCI−H82 DMS 53 NCI−H146 A2780 OVCAR−8 SK−OV−3 OVCAR−3 TOV−21G Miapaca−2 BxPC−3 22Rv1 LNCaP DU145 NCI−H660 Rh30 Yamato−SS SK−UT−1 AN3 CA HEC−151 HEC−59 0 50 100 150 Tumor growth inhibition (% of control) 0 5 10 15 20 25 30 0 500 1000 1500 2000 2500 0 5 10 15 20 25 0 1000 2000 3000 0 10 20 30 40 0 500 1000 1500 0 5 10 15 20 25 30 0 500 1000 1500 2000 Days post-treatment M ea n TV ± S EM (m m 3 ) M ea n TV ± S EM (m m 3 ) Days post-treatment Days post-treatment Days post-treatment 50 100 50 100 Q1 Q2 Q3 Q4 Protein expression (quartiles) Tu m or g ro w th in hi bi ti on (% o f c on tr ol ) 0 0 Tu m or g ro w th in hi bi ti on (% o f c on tr ol ) Q1 Q2 Q3 Q4 Low High Protein expression (lineage specific median) Low High Low High p27_pT198 all lineages mTOR all lineages GSK3ALPHABETA_ pS21S9 breast LKB1 lung_NSCLC SNAIL breast SK-UT-1 NCI-H660 SW1116 NCI-H146 40 50 60 70 50 100 0 50 100 0 lineage breast colorectal lung_NSCLC lung_SCLC ovary pancreas prostate soft_tissue uterus 60c 60i 80c 80i mut wt amplified deleted NA Vehicle QD Azenosertib 80 mg/kg QD A B C A. In vivo efficacy across multiple indications. The percentage of tumor growth inhibition compared with vehicle control (x‑axis) is indicated for 54 cell line xenograft models, separated across 9 histologic subtypes. For experiments with comparable dosing regimens, the median TGI across experiments was used. The treatment conditions (in mg/kg i: intermittent, c: continuous) and mutational status of selected genes are indicated next to each bar. B. Tumor growth curves for SK‑UT‑1, NCI‑H660, SW116 and NCI‑H146 models shown as mean TV ± SEM over time for mice treated with either vehicle or azenosertib. Corresponding body weight changes shown in the inset. Black dashed line is normalized to mouse weight at initiation of treatment and red dashed line represents 15% loss of body weight as a measure of drug tolerability. C. The in vitro expression of p27_T198, mTOR, LKB1/STK11, or GSK3_alpha _beta_pS21_S9 or SNAIL are associated with in vivo tumor growth inhibition in all lineages (quartile of expression) or in specific lineages (median expression). Figure 5. Azenosertib Displays Efficacy in A‑427 Tumor Model That Correlates With Pharmacodynamic Markers M ea n TV ± S EM (m m 3 ) 80 m g/ kg 40 m g/ kg V eh ic le 4 h 8 h 24 h 4 h 8 h 24 h M ea n ∆ BW ± S EM (m m 3 ) 0 5 10 15 20 25 30 0 300 600 900 Days post-treatment p-CDK1 (Y15) γH2AX ** 0 5 10 15 20 25 30 -20 -10 0 10 20 Days post-treatment 4 h 8 h 24 h -100 -50 0 50 % p- CD K1 (Y 15 ) ch an ge (r el ati ve to ve hi cl e) 4 h 8 h 24 h 0 400 800 1200% γ H 2A X in du cti on (r el ati ve to ve hi cl e) ns ns ns # # # # ** *** ** # # # # # Vehicle QD 20 mg/kg QD 40 mg/kg QD 80 mg/kg QD Vehicle 40 mg/kg QD 80 mg/kg QD A B C A. TGI plot of NOD/SCID mice bearing A‑427 tumor cells treated orally with vehicle or azenosertib at 20 mg/kg, 40 mg/kg, or 80 mg/kg orally QD, continuously for 28 days. Data are shown as mean TV ± SEM. Statistical significance was calculated using 1‑way ANOVA. **P < .01 vs vehicle. Plot of average body weight ± SEM over time for vehicle or azenosertib treated groups. Red dotted line indicates 15% of body weight loss. B. IHC analysis of p‑CDK1 Y15 (left) and γH2AX (right) on A‑427 tumors collected at indicated time after 3 consecutive days of dosing with vehicle or azenosertib. Representative images were shown. C. Bar graph representing the quantitation of the PD markers, p‑CDK1 Y15 and γH2AX. The y‑axis shows the percentage change of the H‑score relative to vehicle (evaluated by 3 independent pathologists). Statistical significance was calculated using 2‑way ANOVA. **P < .01, ***P < .01, ns. # Comparison of treatment group and vehicle group, P < .05. Figure 6. Intermittent Dosing Schedules Improve Azenosertib Efficacy and Tolerability M ea n TV ± S EM (m m 3 ) M ea n TV ± S EM (m m 3 ) M ea n TV ± S EM (m m 3 ) γH 2A X le ve l r el ati ve to ve hi cl e co nt ro l A U C 0- 24 (μ g* h/ m L) C m ax (μg/g) M ea n TV ± S EM (m m 3 ) M ea n ∆ BW ± S EM (m m 3 ) M ea n TV ± S EM (m m 3 ) 80mg/ kg QD 40mg/ kg BID 100mg/ kg Q D 50mg/ kg BID 0 7 14 21 28 35 42 0 300 600 900 1200 Days post-treatment 0 7 14 21 28 35 42 -20 -10 0 10 20 0 5 10 15 20 25 0 500 1000 1500 2500 0 5 10 15 20 25 0 600 1200 1800 2400 5 10 15 20 25 30 0 200 400 600 1000 0 5 10 15 20 25 0 500 1000 1500 2500 0 24 48 72 96 0.0 0.5 1.0 1.5 2.0 2.5 Time posttreatment (h) 18 36 54 72 0 2 4 6 8 0 Days post-treatment Days post-treatment Days post-treatmentDays post-treatment Days post-treatment Vehicle QD 40 mg/kg QD 112 mg/kg QD, 5:2 56 mg/kg QD, 5:2 80 mg/kg QD Total Cumulated Dose 1120mg 1120mg 2240mg 2240mg Vehicle QD 60 mg/kg QD 90 mg/kg QD, 5:2 80 mg/kg QD, 5:2 Total Cumulated Dose 1260mg 1200mg 1350mg 90 mg/kg QD, 4:3 1080mg Vehicle QD 100 mg/kg QD 3:4 100 mg/kg QD 4:3 100 mg/kg QD 5:2 Vehicle QD 80 mg/kg QD, 5:2 100 mg/kg QD, 5:2 50 mg/kg BID, 5:2 40 mg/kg BID, 5:2 100 mg/kg QDx5 100 mg/kg QDx3 50 mg/kg BIDx5 Tumor AUC Plasma AUC Plasma Cmax 100 mg/kg QD, continuous 100 mg/kg QD, 5:2 Vehicle QD, continuousA B C D E A-427 OVCAR3A-427 A. TGI plot (left) of NOD/SCID mice bearing A‑427 NSCLC tumors treated with azenosertib at 100 mg/kg orally QD continuously or 5:2 intermittent schedule. Time course shows mean TV values (left) after cessation of drug treatment. Plot of mean body weight over time (right) following cessation of azenosertib treatment. B. TGI plot for NOD/SCID mice bearing A‑427 (left) and OVCAR3 (right) tumors treated with azenosertib at indicated dose and schedules. The total cumulated drug dose is indicated for each experimental arm over the 28‑day period (A‑427) and 21‑day period (OVCAR3). C. TGI plot for NOD/SCID mice bearing OVCAR3 tumors treated with azenosertib at indicated dose and schedules. Data are shown as mean TV ± SEM. Intermittent dose schedules: 5:2, 5 days on, 2 days off; 4:3, 4 days on, 3 days off; 3:4, 3 days on, 4 days off. D. Plot of γH2AX levels determined by IHC analysis from OVCAR3 tumors collected at each indicated time after 5 consecutive days of dosing with vehicle or azenosertib. The Y‑axis shows the change of the H‑score relative to vehicle (evaluated by 3 independent pathologists). E. Plasma and tumor samples were collected at the end of the efficacy study for PK analysis. Bar graph shows AUC (left Y‑axis) and Cmax (right Y‑axis) for azenosertib at drug dose treatment and schedule. Plasma Cmax is annotated by red diamond. Table 1. Predicted Human Exposure of Azenosertib From Preclinical Models OVCAR3 model (NOD/SCID mouse) Dosing (mg/kg) Frequency Cmax (ng/mL) Mouse AUC0‑24 (h*ng/mL) TGI (%)a Tumor regression (%)b Predicted human AUC (h*ng/mL)c 60 QD, continuous 3,713 21,147 71.9 NA 9,867 80 QD, 5:2 4,733 29,124 87.8 NA 13,631 90 QD, 4:3 5,673 36,870 96.1 NA 17,256 90 QD, 5:2 6,380 43,726 99.8 NA 20,465 100 QD, 3:4 5,087 41,902 94.4 NA 19,611 100 QD, 4:3 6,480 43,934 101.6 16.3 20,561 100 QD, 5:2 6,083 43,963 103.8 37.7 20,576 A‑427 model (NOD/SCID mouse) Dosing (mg/kg) Frequency Cmax (ng/mL) Mouse AUC0‑24 (h*ng/mL) TGI (%)a Tumor regression (%)b Predicted human AUC (h*ng/mL)c 20 QD, continuous 1,167 3,301 16 NA 1,557 40 QD, continuous 1,997 14,246 75 NA 6,719 80 QD, continuous 5,100 23,559 133 71 11,112 aTGI = (1 ‑ [Td – T0] / [Cd – C0]) × 100%. bTumor regression = (1 ‑ [Td / T0]) × 100%; T0 and Td, mean TV at the start or the end of treatment. cAdjusted by plasma protein binding rate of azenosertib, free fraction in human 34.4%, free fraction in mouse 16.1%. Figure 7. Azenosertib Induces Sustained Tumor Growth Inhibition and Is Well Tolerated After Treatment Cessation 0 20 40 60 80 100 120 140 0 600 1200 1800 2400 3000 3600 Days post-treatment Treatment 3360 mg 3360 mg 2400 mg 3100 mg 0 20 40 60 80 100 120 140 -20 -10 0 10 20 Days post-treatment M ea n TV ± S EM (m m 3 ) M ea n ∆ BW ± S EM (m m 3 ) Vehicle 40 mg/kg BID 80 mg/kg QD (120 mg/kg QD, 4:3) × 1 + (100 mg/kg QD, 4:3) × 5 (120 mg/kg QD, 5:2) × 1 + (100 mg/kg QD, 5:2) × 5 A B A. NOD/SCID mice were inoculated subcutaneously with A‑427 cells. When the mean TV reached ~200 mm3 (n=10/group), vehicle and azenosertib were administered for 42 days at indicated doses and schedule. Animals were monitored for tumor growth off‑treatment for the remainder of the study. Numbers close to each curve indicate the total cumulative dose during the treatment period. B. Mean body weight change of different treatment groups. All treatments were well tolerated (ΔBW≤15%). Data are shown as mean TV or body weight change ± SEM. Figure 8. Azenosertib Monotherapy Demonstrates Antitumor Activity in Patients With Solid Tumors Before Azenosertib treatment Patient information 63-yo male Metastatic colorectal cancer 61-yo male Metastatic NSCLC 50-yo female Uterine leiomyosarcoma cancer 51-yo male Renal cell carcinoma cancer 72-yo female Cervical adenocarcinoma cancer BTR (-51%) BTR (-49%) BTR (-48%) BTR (-68%) BTR (-35%) After Response Data derived from ZN‑c3‑001, first‑in‑human phase 1 clinical trial (NCT04158336). RESULTSBACKGROUND • High proliferative rates in cancer cells induce significant stress during DNA replication and mitosis, resulting in DNA damage and increased genomic instability • Replication stress can arise from the activation of oncogenes, insufficient metabolic nutrients or deoxynucleotide pools, and defects in DDR or cell cycle checkpoints. If cancer cells fail to adequately respond to DNA damage—by controlling cell cycle progression or repairing DNA lesions—genomic instability and the accumulation of abnormalities occur1‑4 • Targeted therapeutics exploit vulnerabilities in cancer cells created by DNA replicative stress and genomic instability by targeting key regulators of cell cycle checkpoints like WEE1. This approach holds promise for treating various cancer types5 • WEE1 checkpoint kinase plays a key role in DNA damage response by inhibiting CDK1 and CDK2, causing cell cycle arrest at G1/S and G2/M checkpoints to allow for repair of DNA damage and proper completion of DNA replication before mitosis6 • Inhibiting WEE1 kinase with selective inhibitors like azenosertib shows promise, particularly in cancers with compromised G1/S checkpoints, as it can lead to mitotic catastrophe and apoptosis7 • Clinical development of targeted checkpoint kinase inhibitors have faced challenges, notably hematologic toxicity. Optimizing dosing schedules is critical for developing a well‑tolerated clinically effective therapy5,8,9 Figure 1. Mechanism of Action of Azenosertib G2 M G1 S WEE1 G1/S Checkpoint G2/M Checkpoint WEE1 Cyclin CDK Cyclin CDK Azenosertib Azenosertib DNA damage increases and accumulates Normal Cell Cycle CDKs and their cyclin binding partners promote progression through the cell cycle 1 WEE1: Guardian of Genomic Integrity During DNA damage, WEE1 kinase phosphorylates and inactivates CDK/cyclins to halt the cell cycle and allow for repair 2 DNA Damage in Cancer DNA damage and loss of checkpoint regulators are key factors in the development and progression of cancer 3 Azenosertib Mechanism of Action Azenosertib inhibits WEE1 from inactivating CDK/cyclin; cells with damaged DNA continue through the cell cycle 4 Cancer Cell Death Cells that are forced to replicate with DNA damage undergo mitotic catastrophe and death 5 CONCLUSIONS • WEE1 plays a central role in regulating cell cycle checkpoints and is not restricted to a specific cancer indication. Our data indicates that inhibition of WEE1 promotes premature mitotic entry, induces DNA damage, and leads to mitotic catastrophe and cell death, offering potent antitumor activity across various cancer types • Azenosertib, a WEE1 inhibitor, demonstrates preclinical activity in a range of cancers beyond gynecologic malignancies, including colorectal, NSCLC, pancreatic, prostate, and soft tissue sarcomas • The study identifies potential predictive biomarkers for WEE1 inhibition efficacy (eg, expression of LKB1, mTOR, or p27), which may help select patients most likely to respond to treatment • Azenosertib does not significantly inhibit PLK1 in cellular assays, reducing concerns of off‑target toxicity and hematologic side effects • Our data demonstrates intermittent dosing schedules (eg, 5:2) improve drug tolerability and efficacy while minimizing toxicities • Azenosertib shows promising efficacy in heavily pretreated patients with advanced solid tumors in the ZN‑c3‑001 study (NCT04158336) a • Ongoing studies aim to refine biomarker strategy and combine WEE1 inhibition with other therapies for potentially improved clinical outcomes aStudy details outlined in Zentalis corporate presentation (January 29, 2025) and updated on the Zentalis pipeline website. References 1. Kotsantis P, et al. Cancer Discov. 2018;8(5):537‑555. 2. Visconti R, et al. J Exp Clin Cancer Res. 2016;35(1):153. 3. di Rorà AGL, et al. J Hematol Oncol. 2017;10(1):77. 4. Gaillard H, et al. Nat Rev Cancer. 2015;15(5):276‑289. 5. da Costa AABA, et al. Nat Rev Drug Discov. 2023;22(1):38‑58. 6. di Rorà AGL, et al. J Hematol Oncol. 2020;13(1):126. 7. Meng X, et al. Front Med (Lausanne). 2021;8:737951. 8. Jiang K, et al. Med Drug Discov. 2024;22:100185. 9. Ngoi NYL, et al. Nat Rev Clin Oncol. 2024;21(4):278‑293. 10. Huang PQ, et al. J Med Chem. 2021;64(17):13004‑13024. Acknowledgments This study is sponsored by Zentalis Pharmaceuticals, Inc. Editorial support for this poster was provided by Second City Science, LLC. Additional Information For more information on this study, visit www . zentalis . com Abbreviations 3:4, 3 days on, 4 days off; 4:3, 4 days on, 3 days off; 5:2; 5 days on, 2 days off; ABL1, tyrosine‑protein kinase; AUC, area under the curve; AUC0‑24, AUC over the last 24 hours; BID, twice daily; BrCa, breast cancer; BRET, bioluminescence resonance energy transfer; BTR, best tumor response; c, continuous; CDK, cyclin‑dependent kinase; Cmax, maximum serum concentration; CTG, CellTiter‑Glo; ΔBW, change in body weight; DDR, DNA damage response; DMSO, dimethyl sulfoxide; EdU, 5‑ethynyl‑2′‑deoxyuridine; FGR, FGR protein kinase; FRET, fluorescence resonance energy transfer; G1/S, GAP1/synthesis; G2/M, GAP2/mitosis; GSK3, glycogen synthase kinase 3; h, hour; γH2AX, phospho‑histone H2AX; HGSOC, high‑grade serous ovarian cancer; i, intermittent; IC50, half‑maximal inhibitory concentration; IHC, immunohistochemistry; JAK3, Janus kinase 3; JESS, Jess Automated Western Blot System; LCK, lymphocyte‑specific protein tyrosine kinase; LKB1, liver kinase 1; mTOR, mammalian target of rapamycin; mut, mutated; NA, not applicable; NOD/SCID, nonobese diabetic/severe combined immunodeficiency; ns, not significant; NSCLC, non‑small cell lung cancer; p‑CDK, phospho‑cyclin‑dependent kinase; PD, pharmacodynamic; pHH3, phospho‑histone H3; PK, pharmacokinetics; PLKi, PLK inhibitor; p‑TCTP, phospho‑translationally controlled tumor protein; PLK1, polo‑like kinase 1; pS345‑CHK1, phospho‑checkpoint kinase 1 (Serine 345); pS10‑HH3, phospho‑histone H3 (Serine 10); QD, once daily; SCLC, small cell lung cancer; STK11, serine/threonine kinase 11; TCTP, translationally controlled tumor protein; TGI, tumor growth inhibition; TV, tumor volume; wt, wild‑type; yo, year old. PRESENTED AT: American Association for Cancer Research (AACR), April 25‑30, 2025, Chicago, Illinois, USA Poster #4208 Azenosertib Is a Potent and Selective WEE1 Kinase Inhibitor With Broad Antitumor Activity Across a Range of Solid Tumors Wen Liu1, Jianhui Ma1, Jiali Li1, Daehwan Kim1, Sangyub Kim1, Alexandra Levy1, Kimberly Blackwell1, Alejandro Recio‑Boiles2, Jennifer M. Segar2, Shirai Sen3, Deborah Doroshow4, Danielle Jandial1, Olivier Harismendy1, Stephan K. Grant1, Ahmed A. Samatar1, Mark R. Lackner1, Kimberlee M. Fischer1 1Zentalis Pharmaceuticals, Inc., San Diego, CA, USA; 2Department of Medicine, Hematology and Medical Oncology, The University of Arizona Comprehensive Cancer Center, Tucson, AZ, USA; 3NEXT Oncology, Dallas, TX, USA; 4Thoracic Oncology, Early Phase Trials Unit, Icahn School of Medicine at Mount Sinai, New York, NY, USA. Kinase Adavosertib Azenosertib IC50 (nM) Ratioa IC50 (nM) Ratioa PLK1 3 1 227 60 LCK 47 16 447 112 JAK3 127 42 618 155 FGR 98 33 880 220 ABL1 187 62 1770 443 a Ratio= Kinase (IC50)/WEE1 (IC50) KURAMOCHI MDA‑MB‑231 NCI‑H1048 OVCAR3 Percentage of γH2Ax positive cells by treatment DMSO 1.0 1.0 1.3 2.8 Azenosertib 9.8 18.1 18.7 15 Distribution of γH2Ax positive cells across cell cycle phase (azenosertib treated), % G1 27.5 8.8 4.2 9.4 Edu– S 35.0 43.8 41.1 55.7 Edu+ S 11.2 12.6 16.8 5.6 G2/M 26.2 34.7 38.0 29.3 Distribution of G2/M cells by pHH3 and γH2Ax status (azenosertib treated), % pHH3–γH2Ax– 83.1 67.8 58.8 64.0 pHH3–γH2Ax+ 3.2 8.5 10.9 4.1 pHH3+ γH2Ax– 3.8 4.0 25.2 15.5 pHH3+ γH2Ax+ 9.9 19.7 5.1 16.3 Exhibit 99.3